UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 4, 2007
NEWPARK RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-2960 (Commission File Number)	72-1123385 (IRS Employer Identification No.)

2700 Research Parkway, Suite 100 The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)
Registrant’s telephone number, including area code: (281) 465-6800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure.
     On April 4, 2007, Paul L. Howes, Chief Executive Officer of Newpark Resources, Inc. (“Newpark”), presented the information furnished in Exhibit 99.1 to this report to participants of the Howard Weil Energy Conference. Exhibit 99.1 is incorporated in this Item 7.01 by reference. The presentation materials will also be posted in the Investor Information section of Newpark’s website, http://www.newpark.com for 60 days after the event.
     The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by Newpark pursuant to the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing. Newpark does not undertake to update the information as posted on its website; however, it may post additional information included in future press releases and Forms 8-K, as well as posting its periodic Exchange Act reports.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
     99.1      Howard Weil Conference Presentation.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWPARK RESOURCES, INC.
Dated: April 4, 2007	By:	/s/ James E. Braun
James E. Braun,
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Howard Weil Conference Presentation.